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EXHIBIT 99.B14
                    First MetLife Investors Insurance Company

                                Power of Attorney

                               Michael K. Farrell
                        Chairman of the Board, President
                           and Chief Executive Officer

    KNOW ALL MEN BY THESE PRESENTS, that I, Chairman of the Board, President and Chief Executive Officer of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Anne M. Goggin, Brian A. Kroll, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with First MetLife Investors Variable Annuity Account One, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or a ppropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of December, 2002.

                                             /s/ Michael K. Farrell
                                             -------------------------------
                                             Michael K. Farrell

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                    First MetLife Investors Insurance Company

                                Power of Attorney

                                James P. Bossert
               Executive Vice President, Chief Financial Officer,
                    Principal Accounting Officer and Director

    KNOW ALL MEN BY THESE PRESENTS, that I, Executive Vice President, Chief Financial Officer, Principal Accounting Officer and Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Anne M. Goggin, Brian A. Kroll, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with First MetLife Investors Variable Annuity Account One, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of December, 2002.

                                             /s/ James P. Bossert
                                             -------------------------------
                                             James P. Bossert

                    First MetLife Investors Insurance Company

                                Power of Attorney

                               Elizabeth M. Forget
                                    Director

    KNOW ALL MEN BY THESE PRESENTS, that I, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Anne M. Goggin, Brian A. Kroll, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with First MetLife Investors Variable Annuity Account One, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectu ate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of December, 2002.

                                             /s/ Elizabeth M. Forget
                                             -------------------------------
                                             Elizabeth M. Forget

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                    First MetLife Investors Insurance Company

                                Power of Attorney

                             Francis A. Goodhue, III
                                    Director

    KNOW ALL MEN BY THESE PRESENTS, that I, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Anne M. Goggin, Brian A. Kroll, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with First MetLife Investors Variable Annuity Account One, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectu ate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of December, 2002.

                                             /s/ Francis A. Goodhue, III
                                             -------------------------------
                                             Francis A. Goodhue, III

                    First MetLife Investors Insurance Company

                                Power of Attorney

                               Richard A. Hemmings
                                    Director

    KNOW ALL MEN BY THESE PRESENTS, that I, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Anne M. Goggin, Brian A. Kroll, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with First MetLife Investors Variable Annuity Account One, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectu ate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of December, 2002.

                                             /s/ Richard A. Hemmings
                                             -------------------------------
                                             Richard A. Hemmings

                    First MetLife Investors Insurance Company

                                Power of Attorney

                                Hugh C. McHaffie
                                    Director

    KNOW ALL MEN BY THESE PRESENTS, that I, Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, James
P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Anne M. Goggin, Brian A. Kroll, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with First MetLife Investors Variable Annuity Account One, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuat e the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of December, 2002.

                                             /s/ Hugh C. McHaffie
                                             -------------------------------
                                             Hugh C. McHaffie

                    First MetLife Investors Insurance Company

                                Power of Attorney

                               Richard C. Pearson
                       Executive Vice President, Secretary
                                  and Director

    KNOW ALL MEN BY THESE PRESENTS, that I, Executive Vice President, Secretary and Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Anne M. Goggin, Brian A. Kroll, Gina C. Sandonato and Marie
C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with First MetLife Investors Variable Annuity Account, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in or der to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of December, 2002.

                                              /s/ Richard C. Pearson
                                             -------------------------------
                                             Richard C. Pearson

                    First MetLife Investors Insurance Company

                                Power of Attorney

                                 Thomas A. Price
                                    Director

    KNOW ALL MEN BY THESE PRESENTS, that I, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Anne M. Goggin, Brian A. Kroll, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with First MetLife Investors Variable Annuity Account, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of December, 2002.

                                             /s/ Thomas A. Price
                                             -------------------------------
                                             Thomas A. Price

                    First MetLife Investors Insurance Company

                                Power of Attorney

                                  George Foulke
                                    Director

    KNOW ALL MEN BY THESE PRESENTS, that I, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Anne M. Goggin, Brian A. Kroll, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with First MetLife Investors Variable Annuity Account One, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 2003.

                                             /s/ George Foulke
                                             -------------------------------
                                             George Foulke

                    First MetLife Investors Insurance Company

                                Power of Attorney

                                Jeffrey A. Tupper
                                    Director

    KNOW ALL MEN BY THESE PRESENTS, that I, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Anne M. Goggin, Brian A. Kroll, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with First MetLife Investors Variable Annuity Account One, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectu ate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 2003.

                                             /s/ Jeffrey A. Tupper
                                             -------------------------------
                                             Jeffrey A. Tupper

                    First MetLife Investors Insurance Company

                                Power of Attorney

                                Robert L. Davidow
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with First MetLife Investors Variable Annuity Account One, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of February, 2004.


                                             /s/ Robert L. Davidow
                                             -------------------------------
                                             Robert L. Davidow

                    First MetLife Investors Insurance Company

                                Power of Attorney

                                Lisa S. Kuklinski
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, James P. Bossert, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with First MetLife Investors Variable Annuity Account One, or any other separate accounts for variable contracts of said Company created in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

    IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of _____, 2004.

                                             /s/ Lisa S. Kuklinski
                                             -------------------------------
                                             Lisa S. Kuklinski